UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 29, 2007

EMTA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-136583	41-2145746
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7430 E. Butherus, Suite C, Scottsdale, AZ		85260
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	480-222-6222

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant

(a) On May 29, 2007, EMTA Holdings, Inc. (the "Company") notified Killman, Murrell & Company (“Killman”) that it was dismissing Killman as its certifying accountant, effective immediately. The decision to dismiss the accountants was recommended and approved by the Company’s Audit Committee of the Board of Directors (the “Audit Committee”).

During the two fiscal years ended March 31, 2006 and March 31, 2005 and through May 29,  2007 , there were no (1) disagreements with Killman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Killman, would have caused Killman to make reference to the subject matter of the disagreement in connection with their report, or (2) reportable events described under Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934 (Regulation S-K).

The audit reports of Killman on the Company’s consolidated financial statements for the fiscal years ended March 31, 2006 and March 31, 2005, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(b) On May 29, 2007, the Audit Committee decided to appoint Semple, Marchal & Cooper, LLP (“SMC”) as the Company’s principal independent registered public accountants effective May 29, 2007 for the fiscal year ended March 31, 2007.

During the fiscal years ended March 31, 2006 and 2005, and through May 29, 2007, the Company did not consult with SMC regarding (i) the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did SMC provide a written report or oral advice to the Company that SMC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) or reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

The Company has furnished the foregoing disclosures to Killman for their review and requested that Killman furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with our statements. A copy of the letter furnished by Killman in response to that request, dated June 8, 2007, is being filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter, dated June 8, 2007, from Killman Murrell & Company, P.C. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 8, 2007	EMTA Holdings, Inc.

	By:	/s/ Edmond L. Lonergan
Edmond L. Lonergan
President - Chief Executive Officer